                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Avaya Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended September 30, 2002; and

     WHEREAS, the undersigned is a Director (and/or Officer) of the Company, as indicated below his or her signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Garry K. McGuire Sr. and Charles D. Peiffer and each of them, as attorneys, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a Director and Officer of the Company, to execute and file such Form 10-K and any amendments or supplements thereto, with all exhibits thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney this 19th day of December 2002.


By:  /s/ Donald K. Peterson                     By:  /s/ Paula Stern
    -------------------------------                 ----------------------------
    Name:  Donald K. Peterson                       Name:  Paula Stern
    Title: Chairman of the Board,                   Title: Director
           President and CEO


By:  /s/ Mark Leslie                            By: /s/ Ronald L. Zarrella
    -------------------------------                 ----------------------------
    Name:  Mark Leslie                              Name:  Ronald L. Zarrella
    Title: Director                                 Title: Director


By:  /s/ Philip A. Odeen
    -------------------------------
    Name:  Philip A. Odeen
    Title: Director


By: /s/ Dan C. Stanzione
    -------------------------------
    Name:  Dan C. Stanzione
    Title: Director